SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2009

Commission File Number: 333-144888

SN Strategies Corp.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	01-0660195 (I.R.S. Employer Identification No.)
1077 Balboa Avenue, Laguna Beach, California (Address of principal executive offices)	92651 (Zip Code)
(714) 651-8000 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 29, 2009, the Board of Directors of SN Strategies Corp., a Nevada corporation (“Registrant”) accepted the resignation of Eric Kennedy as a member of the Registrant’s Board of Directors.   Mr. Kennedy’s resignation is not the result of any disagreement with the policies, practices or procedures of the Registrant.  Mr. Kennedy’s resignation is attached hereto as Exhibit 17.1.

Item 9.01 Exhibits.

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit

17.1	Resignation of Eric Kennedy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SN Strategies Corp.

June 29, 2009	By:	/s/ Michael Hawks
Michael Hawks
President, Secretary, Treasurer and a director